QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.2

Agreement of Amphastar-IMS Employee Incentive Plan, 1998

        This Agreement (the" Agreement") is made and entered on 07/16/1998, by and between the Optionee and Amphastar Pharmaceuticals, Inc. (the "Company") for Amphastar-IMS Employee Incentive Plan, 1998 (the "Plan"). The Agreement becomes effective only after the cover page, The Notice and Agreement of Grant of Stock Options for Amphastar 1998 Employee Incentive Plan (the "Notice") is signed by both the Optionee and the Company.

1.     The Internal Revenue Code

        This option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code and will be interpreted accordingly.

2.     The Exercise Active Date

  2.1
  Basic Definition of The Exercise Active Date
  The Exercise Active Date is originally specified in the Notice.

  2.2
  The Exercise Active Date and IPO
  Due to the fact that all Amphastar stocks in account reserved for this plan are restricted stocks, in case that the Amphastar Initial Public Offering (IPO) date is later than the Exercise Active Date specified in Item 2.1, the Active Date will be automatically postponed to the IPO Date plus two more months for document preparation.

  2.3
  Working Days and the Exercise Active Date
  If the Optionee's working days during this three years period, and starting from the Date of Vesting Begins, specified in the Notice, is less than 684 days, the Exercise Active Date per Item 2.1 and 2.2, will be postponed correspondingly. A working day is defined as a minimum 7.5 working hours in a calendar day.

3.     The Exercise of Stock Option

  3.1
  The Exercise Period
  This stock option can be exercised only within the Excise Period, which is defined on or after the Exercise Active Date as specified in Item 2.1 to 2.3 of this Agreement, but before U.S.A. Pacific Time 17:00 of the Exercise Expiration Date, as given in the Notice and specified in Section 4 of the Agreement, in Amphastar Pharmaceuticals, Inc. (the Company) at 11570 Sixth St., Rancho Cucamonga, CA 91730.

  3.2
  The Person to Exercise the Option
  In general only the Optionee oneself can exercise the stock option. If someone else wants to exercise this option after Optionee's death, that person must prove to the Company satisfaction that he or she is entitled to do so.

  3.3
  Types to Exercise
  In principle, there are two types of exercise: same-day-exercise and buy-out. The type of exercise that the Optionee has right to use is specified on the Notice.

  3.3.1
  Same-Day-Exercise
  For this type of exercise the Optionee actually consume the stock option, fully or partially, and will receive a payment. Practically, this type of exercise is equivalent to

2

      "selling the option right (fully or partially)". The Optionee will be paid based on the price difference and the number of shares exercised per the following formula:

A=(P-P0)×N

      where P is the stock marketing price at U.S.A. Pacific time 12:00 (noon) on the date the Optionee submits the notice of exercise to the office of stock affairs of the Company,
      P0 is the option price specified on the Notice,
      N is the number of shares to be exercised, and
      A is the payment the Optionee will received.
      The Optionee will receive the payment within 10 working days.

    3.3.2
    Buy-Out

    3.3.2.1
    For this type of exercise the Optionee consumes the stock option, fully or partially, and submits a payment, then the Optionee will receive a stock certificate of Amphastar Pharmaceuticals, Inc.

    3.3.2.2
    When the Optionee submits the exercise form for buy-out, the Optionee must include payment of the option price for the shares the Optionee is purchasing:

B=P0×N

        where P0 is the option price specified on the Notice,
        N is the number of shares to be exercised, and
        B is the payment the Optionee should pay.

      3.3.2.3
      Payment may be made in one of the following forms: the Optionee's personal check, a cashiers check or a money order.

      3.3.2.4
      Certificates for Amphastar stock that the Optionee will owned through the Plan are restricted stocks. The Optionee will follow all related rules for restricted stocks.

      3.3.2.5
      Restrictions on Resale: by signing this Agreement, the Optionee agrees not to sell any option shares at a time when applicable laws or policies prohibit a sale. This restriction will apply as long as the Optionee is an employee of the Company or its subsidiary.

  3.4
  Notice of Exercise

  3.4.1
  When the Optionee wishes to exercise this option, the Optionee must submit a notice of exercise, the exercise form provided by the Company, by himself/herself at the following address:

Office of Stock Affairs
11570 Sixth St., Rancho Cucamonga, CA 91730

    3.4.2
    Facsimiles are not acceptable.

    3.4.3
    The Optionee's exercise form must specify how many shares (minimum 100 shares for each exercise) the Optionee wishes to exercise.

    3.4.4
    If the Optionee is offered a buy-out option and the Optionee is going to use the option, the Optionee should specify on the exercise notice how the shares should be registered, e.g. in the Optionee's name only or in the names of the Optionee and the Optionee's spouse as community property or as joint tenants with right of survivorship.

3

    3.4.5
    The notice for exercise will be effective when it is received by the Company.

  3.5
  Restrictions on Exercise
  The Company will not permit the Optionee to exercise this option if the issuance of shares at that time would violate any law or regulation.

  3.6
  Withholding Taxes
  The Optionee will not be allowed to exercise this option unless the Optionee makes acceptable arrangements to pay the withholding taxes that will be due as a result of the option exercise.

4.     Termination

  4.1
  Termination before Exercise Active Date
  If the Optionee's service as an employee, director, consultant or advisor of Amphastar (or any subsidiary) terminates for any reason except death or total and permanent disability, before the Exercise Active Date, then the Optionee's option will expire.

  4.2
  Termination after Exercise Active Date
  If the Optionee's service as an employee, director, consultant or advisor of Amphastar (or any subsidiary) terminates for any reason except death or total and permanent disability, on or after the Exercise Active Date, then the Optionee's option will expire at U.S.A. Pacific Time 17:00 on the 30th calendar days after the Optionee's termination date in Amphastar Pharmaceuticals, Inc. at 11570 Sixth St., Rancho Cucamonga, CA 91730.

  4.3
  Termination Due to Death
  If the Optionee dies as an employee, director, consultant, or advisor of Amphastar or one of its subsidiaries, then the Optionee's option will expire at U.S.A. Pacific Time 17:00 on the date six months after the date of death or on the date six months after the Exercise Active Date, whichever is later, in Amphastar Pharmaceuticals, Inc. at 11570 Sixth St., Rancho Cucamonga, CA 91730. During six-month period, the Optionee's estate heirs may exercise the Optionee's option.

  4.4
  Termination Due to Total and Permanent Disability
  If the Optionee's service as an employee, director, consultant or advisor of Amphastar or one of its subsidiary, terminates because of the Optionee's total and permanent disability, then the Optionee's option will expire at U.S.A. Pacific Time 17:00 on the date six months after the date of termination or on the date six months after the Exercise Active Date, whichever is later, in Amphastar Pharmaceuticals, Inc. at 11570 Sixth St., Rancho Cucamonga, CA 91730. The status of total and permanent disability must be proved by two doctors. During six-month period, the Optionee's spouse or relatives or friends may exercise the Optionee's option with doctor's written reports.

  4.5
  Termination and Leaves of Absences
  For purposes of this option, the Optionee's service does not terminate when the Optionee goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. The Optionee's service terminates active when the approved leave ends, unless the Optionee immediately returns to active work. However, these leaves will no be counted as working days as mentioned in Item 1.3. The Company determines which leaves count for this purpose.

4

5.     No Transfer of the Stock Option

  5.1
  Prior to the Optionee's death, only the Optionee may exercise this option. The Optionee cannot transfer or assign this option. For instance, the Optionee may not sell this option or use it as security for a loan. If the Optionee attempt to do any or, dispose this option will immediately become invalid. The Optionee may, however, dispose of this option in the Optionee's will.

  5.2
  Regardless of any marital property settlement agreement the Company is not obligated to honor a notice of exercise from the Optionee's former spouse nor is the Company obligated to recognize former spouse's interest of the Optionee in option of the Optionee in any other way.

6.     No Retention Rights

The Optionee's option or this Agreement do not give the Optionee the right to be retained by the Company or its subsidiaries in any capacity. The Company and its subsidiaries reserve the right to terminate the Optionee's service at any time, with or without cause.

7.     Stockholder Right and Adjustments

  7.1
  The Optionee or estate or heirs of the Optionee, have no rights as a stockholder of the Company until a stock certificate for the Optionee's option shares has been issued.

  7.2
  No adjustments are made for dividends or other rights if the applicable record date occurs before the Optionee's stock certificate is issued, except as described in the Plan.

  7.3
  In the event of a stock split, a stock dividend or a similar change in stock, the number of shares covered by this option and the exercise price per share specified in the Notice may be adjusted pursuant to the Plan.

8.     Applicable Law

  8.1
  This Agreement will be interpreted and enforced under the laws of the State of California.

9.     Priority of the Agreement

This Agreement and the Plan constitute the entire understanding between the Optionee and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

10.   Confidentiality

The Optionee fully understands the purpose and the function of the Plan and promises to keep all information absolutely confidential. The Optionee also fully understands the disclose of the information listed on the Notice for the Optionee to other employees may course the termination of the option.

By signing the cover sheet of this Agreement, the Optionee agrees to all of the terms and conditions described above and in the Plan.

5

Agreement of Amphastar-IMS Employee Incentive Plan, 1999

        This Agreement (the" Agreement") is made and entered on 02/18/1999, by and between the Optionee and Amphastar Pharmaceuticals, Inc. (the "Company") for Amphastar-IMS Employee Incentive Plan, 1999 (the "Plan"). The Agreement becomes effective only after the cover page, The Notice and Agreement of Grant of Stock Options for Amphastar-IMS Employee Incentive Plan, 1999 (the "Notice") is signed by both the Optionee and the Company.

1.     The Internal Revenue Code

        This option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code and will be interpreted accordingly.

2.     The Exercise Active Date

  2.1
  Basic Definition of The Exercise Active Date
  The Exercise Active Date is originally specified in the Notice.

  2.2
  The Exercise Active Date and IPO
  Due to the fact that all Amphastar stocks in account reserved for this plan are restricted stocks, in case that the Amphastar Initial Public Offering (IPO) date is later than the Exercise Active Date specified in Item 2.1, the Active Date will be automatically postponed to the IPO Date plus two more months for document preparation.

  2.3
  Working Days and the Exercise Active Date
  If the Optionee's working days during this three years period, and starting from the Date of Vesting Begins, specified in the Notice, is less than 720 days, the Exercise Active Date per Item 2.1 and 2.2, will be postponed correspondingly. A working day is defined as a minimum 7.5 working hours in a calendar day.

3.     The Exercise of Stock Option

  3.1
  The Exercise Period
  This stock option can be exercised only within the Excise Period, which is defined on or after the Exercise Active Date as specified in Item 2.1 to 2.3 of this Agreement, but before U.S.A. Pacific Time 17:00 of the Exercise Expiration Date, as given in the Notice and specified in Section 4 of the Agreement, in Amphastar Pharmaceuticals, Inc. (the Company) at 11570 Sixth St., Rancho Cucamonga, CA 91730.

  3.2
  The Person to Exercise the Option
  In general only the Optionee oneself can exercise the stock option. If someone else wants to exercise this option after Optionee's death, that person must prove to the Company satisfaction that he or she is entitled to do so.

  3.3
  Types to Exercise
  In principle, there are two types of exercise: same-day-exercise and buy-out. The type of exercise that the Optionee has right to use is specified on the Notice.

  3.3.1
  Same-Day-Exercise
  For this type of exercise the Optionee actually consume the stock option, fully or partially, and will receive a payment. Practically, this type of exercise is equivalent to

2

      "selling the option right (fully or partially)". The Optionee will be paid based on the price difference and the number of shares exercised per the following formula:

A=(P-P0)×N

      where P is the stock marketing price at U.S.A. Pacific time 12:00 (noon) on the date the Optionee submits the notice of exercise to the office of stock affairs of the Company,
      P0 is the option price specified on the Notice,
      N is the number of shares to be exercised, and
      A is the payment the Optionee will received.
      The Optionee will receive the payment within 10 working days.

    3.3.2
    Buy-Out

    3.3.2.1
    For this type of exercise the Optionee consumes the stock option, fully or partially, and submits a payment, then the Optionee will receive a stock certificate of Amphastar Pharmaceuticals, Inc.

    3.3.2.2
    When the Optionee submits the exercise form for buy-out, the Optionee must include payment of the option price for the shares the Optionee is purchasing:

B=P0×N

        where P0 is the option price specified on the Notice,
        N is the number of shares to be exercised, and
        B is the payment the Optionee should pay.

      3.3.2.3
      Payment may be made in one of the following forms: the Optionee's personal check, a cashiers check or a money order.

      3.3.2.4
      Certificates for Amphastar stock that the Optionee will owned through the Plan are restricted stocks. The Optionee will follow all related rules for restricted stocks.

      3.3.2.5
      Restrictions on Resale: by signing this Agreement, the Optionee agrees not to sell any option shares at a time when applicable laws or policies prohibit a sale. This restriction will apply as long as the Optionee is an employee of the Company or its subsidiary.

  3.4
  Notice of Exercise

  3.4.1
  When the Optionee wishes to exercise this option, the Optionee must submit a notice of exercise, the exercise form provided by the Company, by himself/herself at the following address:

Office of Stock Affairs
11570 Sixth St., Rancho Cucamonga, CA 91730

    3.4.2
    Facsimiles are not acceptable.

    3.4.3
    The Optionee's exercise form must specify how many shares (minimum 100 shares for each exercise) the Optionee wishes to exercise.

    3.4.4
    If the Optionee is offered a buy-out option and the Optionee is going to use the option, the Optionee should specify on the exercise notice how the shares should be registered, e.g. in the Optionee's name only or in the names of the Optionee and the Optionee's spouse as community property or as joint tenants with right of survivorship.

    3.4.5
    The notice for exercise will be effective when it is received by the Company.

3

  3.5
  Restrictions on Exercise
  The Company will not permit the Optionee to exercise this option if the issuance of shares at that time would violate any law or regulation.

  3.6
  Withholding Taxes
  The Optionee will not be allowed to exercise this option unless the Optionee makes acceptable arrangements to pay the withholding taxes that will be due as a result of the option exercise.

4.     Termination

  4.1
  Termination before Exercise Active Date
  If the Optionee's service as an employee, director, consultant or advisor of Amphastar (or any subsidiary) terminates for any reason except death or total and permanent disability, before the Exercise Active Date, then the Optionee's option will expire.

  4.2
  Termination after Exercise Active Date
  If the Optionee's service as an employee, director, consultant or advisor of Amphastar (or any subsidiary) terminates for any reason except death or total and permanent disability, on or after the Exercise Active Date, then the Optionee's option will expire at U.S.A. Pacific Time 17:00 on the 30th calendar days after the Optionee's termination date in Amphastar Pharmaceuticals, Inc. at 11570 Sixth St., Rancho Cucamonga, CA 91730.

  4.3
  Termination Due to Death
  If the Optionee dies as an employee, director, consultant, or advisor of Amphastar or one of its subsidiaries, then the Optionee's option will expire at U.S.A. Pacific Time 17:00 on the date six months after the date of death or on the date six months after the Exercise Active Date, whichever is later, in Amphastar Pharmaceuticals, Inc. at 11570 Sixth St., Rancho Cucamonga, CA 91730. During six-month period, the Optionee's estate heirs may exercise the Optionee's option.

  4.4
  Termination Due to Total and Permanent Disability
  If the Optionee's service as an employee, director, consultant or advisor of Amphastar or one of its subsidiary, terminates because of the Optionee's total and permanent disability, then the Optionee's option will expire at U.S.A. Pacific Time 17:00 on the date six months after the date of termination or on the date six months after the Exercise Active Date, whichever is later, in Amphastar Pharmaceuticals, Inc. at 11570 Sixth St., Rancho Cucamonga, CA 91730. The status of total and permanent disability must be proved by two doctors. During six-month period, the Optionee's spouse or relatives or friends may exercise the Optionee's option with doctor's written reports.

  4.5
  Termination and Leaves of Absences
  For purposes of this option, the Optionee's service does not terminate when the Optionee goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. The Optionee's service terminates active when the approved leave ends, unless the Optionee immediately returns to active work. However, these leaves will no be counted as working days as mentioned in Item 1.3. The Company determines which leaves count for this purpose.

5.     No Transfer of the Stock Option

  5.1
  Prior to the Optionee's death, only the Optionee may exercise this option. The Optionee cannot transfer or assign this option. For instance, the Optionee may not sell this option or use it as security for a loan. If the Optionee attempt to do any or, dispose this option will

4

    immediately become invalid. The Optionee may, however, dispose of this option in the Optionee's will.

  5.2
  Regardless of any marital property settlement agreement the Company is not obligated to honor a notice of exercise from the Optionee's former spouse nor is the Company obligated to recognize former spouse's interest of the Optionee in option of the Optionee in any other way.

6.     No Retention Rights

The Optionee's option or this Agreement do not give the Optionee the right to be retained by the Company or its subsidiaries in any capacity. The Company and its subsidiaries reserve the right to terminate the Optionee's service at any time, with or without cause.

7.     Stockholder Right and Adjustments

  7.1
  The Optionee or estate or heirs of the Optionee, have no rights as a stockholder of the Company until a stock certificate for the Optionee's option shares has been issued.

  7.2
  No adjustments are made for dividends or other rights if the applicable record date occurs before the Optionee's stock certificate is issued, except as described in the Plan.

  7.3
  In the event of a stock split, a stock dividend or a similar change in stock, the number of shares covered by this option and the exercise price per share specified in the Notice may be adjusted pursuant to the Plan.

8.     Applicable Law

  8.1
  This Agreement will be interpreted and enforced under the laws of the State of California.

9.     Priority of the Agreement

This Agreement and the Plan constitute the entire understanding between the Optionee and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

10.   Confidentiality

The Optionee fully understands the purpose and the function of the Plan and promises to keep all information absolutely confidential. The Optionee also fully understands the disclose of the information listed on the Notice for the Optionee to other employees may course the termination of the option.

By signing the cover sheet of this Agreement, the Optionee agrees to all of the terms and conditions described above and in the Plan.

5

Agreement of Amphastar-IMS Employee Incentive Plan, 2000

        This Agreement (the "Agreement") is made and entered on 03/28/2000, by and between the Optionee and Amphastar Pharmaceuticals, Inc. (the "Company") for Amphastar-IMS Employee Incentive Plan, 2000 (the "Plan"). The Agreement becomes effective only after the cover page, The Notice and Agreement of Grant of Stock Options for Amphastar-IMS Employee Incentive Plan, 2000 (the "Notice") is signed by both the Optionee and the Company.

1.     The Internal Revenue Code

        This option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code and will be interpreted accordingly.

2.     The Exercise Active Date

  2.1
  Basic Definition of The Exercise Active Date
  The Exercise Active Date is originally specified in the Notice.

  2.2
  The Exercise Active Date and IPO
  Due to the fact that all Amphastar stocks in account reserved for this plan are restricted stocks, in case that the Amphastar Initial Public Offering (IPO) date is later than the Exercise Active Date specified in Item 2.1, the Active Date will be automatically postponed to the IPO Date plus six more months for document preparation.

  2.3
  Working Days and the Exercise Active Date
  If the Optionee's working days during this three years period, and starting from the Date of Vesting Begins, specified in the Notice, is less than 720 days, the Exercise Active Date per Item 2.1 and 2.2, will be postponed correspondingly. A working day is defined as a minimum 7.5 working hours in a calendar day.

3.     The Exercise of Stock Option

  3.1
  The Exercise Period
  This stock option can be exercised only within the Excise Period, which is defined on or after the Exercise Active Date as specified in Item 2.1 to 2.3 of this Agreement, but before U.S.A. Pacific Time 17:00 of the Exercise Expiration Date, as given in the Notice and specified in Section 4 of the Agreement, in Amphastar Pharmaceuticals, Inc. (the Company) at 11570 Sixth St., Rancho Cucamonga, CA 91730.

  3.2
  The Person to Exercise the Option
  In general only the Optionee oneself can exercise the stock option. If someone else wants to exercise this option after Optionee's death, that person must prove to the Company satisfaction that he or she is entitled to do so.

  3.3
  Types to Exercise
  In principle, there are two types of exercise: same-day-exercise and buy-out. The type of exercise that the Optionee has right to use is specified on the Notice.

  3.3.1
  Same-Day-Exercise
  For this type of exercise the Optionee actually consume the stock option, fully or partially, and will receive a payment. Practically, this type of exercise is equivalent to

2

      "selling the option right (fully or partially)". The Optionee will be paid based on the price difference and the number of shares exercised per the following formula:

A=(P-P0)×N

      where P is the stock marketing price at U.S.A. Pacific time 12:00 (noon) on the date the Optionee submits the notice of exercise to the office of stock affairs of the Company,
      P0 is the option price specified on the Notice,
      N is the number of shares to be exercised, and
      A is the payment the Optionee will received.
      The Optionee will receive the payment within 10 working days.

    3.3.2
    Buy-Out

    3.3.2.1
    For this type of exercise the Optionee consumes the stock option, fully or partially, and submits a payment, then the Optionee will receive a stock certificate of Amphastar Pharmaceuticals, Inc.

    3.3.2.2
    When the Optionee submits the exercise form for buy-out, the Optionee must include payment of the option price for the shares the Optionee is purchasing:

B=P0×N

        where P0 is the option price specified on the Notice,
        N is the number of shares to be exercised, and
        B is the payment the Optionee should pay.

      3.3.2.3
      Payment may be made in one of the following forms: the Optionee's personal check, a cashiers check or a money order.

      3.3.2.4
      Certificates for Amphastar stock that the Optionee will owned through the Plan are restricted stocks. The Optionee will follow all related rules for restricted stocks.

      3.3.2.5
      Restrictions on Resale: by signing this Agreement, the Optionee agrees not to sell any option shares at a time when applicable laws or policies prohibit a sale. This restriction will apply as long as the Optionee is an employee of the Company or its subsidiary.

  3.4
  Notice of Exercise

  3.4.1
  When the Optionee wishes to exercise this option, the Optionee must submit a notice of exercise, the exercise form provided by the Company, by himself/herself at the following address:

Office of Stock Affairs
11570 Sixth St., Rancho Cucamonga, CA 91730

    3.4.2
    Facsimiles are not acceptable.

    3.4.3
    The Optionee's exercise form must specify how many shares (minimum 100 shares for each exercise) the Optionee wishes to exercise.

    3.4.4
    If the Optionee is offered a buy-out option and the Optionee is going to use the option, the Optionee should specify on the exercise notice how the shares should be registered, e.g. in the Optionee's name only or in the names of the Optionee and the Optionee's spouse as community property or as joint tenants with right of survivorship.

    3.4.5
    The notice for exercise will be effective when it is received by the Company.

3

  3.5
  Restrictions on Exercise
  The Company will not permit the Optionee to exercise this option if the issuance of shares at that time would violate any law or regulation.

  3.6
  Withholding Taxes
  The Optionee will not be allowed to exercise this option unless the Optionee makes acceptable arrangements to pay the withholding taxes that will be due as a result of the option exercise.

4.     Termination

  4.1
  Termination before Exercise Active Date
  If the Optionee's service as an employee, director, consultant or advisor of Amphastar (or any subsidiary) terminates for any reason except death or total and permanent disability, before the Exercise Active Date, then the Optionee's option will expire.

  4.2
  Termination after Exercise Active Date
  If the Optionee's service as an employee, director, consultant or advisor of Amphastar (or any subsidiary) terminates for any reason except death or total and permanent disability, on or after the Exercise Active Date, then the Optionee's option will expire at U.S.A. Pacific Time 17:00 on the 30th calendar days after the Optionee's termination date in Amphastar Pharmaceuticals, Inc. at 11570 Sixth St., Rancho Cucamonga, CA 91730.

  4.3
  Termination Due to Death
  If the Optionee dies as an employee, director, consultant, or advisor of Amphastar or one of its subsidiaries, then the Optionee's option will expire at U.S.A. Pacific Time 17:00 on the date six months after the date of death or on the date six months after the Exercise Active Date, whichever is later, in Amphastar Pharmaceuticals, Inc. at 11570 Sixth St., Rancho Cucamonga, CA 91730. During six-month period, the Optionee's estate heirs may exercise the Optionee's option.

  4.4
  Termination Due to Total and Permanent Disability
  If the Optionee's service as an employee, director, consultant or advisor of Amphastar or one of its subsidiary, terminates because of the Optionee's total and permanent disability, then the Optionee's option will expire at U.S.A. Pacific Time 17:00 on the date six months after the date of termination or on the date six months after the Exercise Active Date, whichever is later, in Amphastar Pharmaceuticals, Inc. at 11570 Sixth St., Rancho Cucamonga, CA 91730. The status of total and permanent disability must be proved by two doctors. During six-month period, the Optionee's spouse or relatives or friends may exercise the Optionee's option with doctor's written reports.

  4.5
  Termination and Leaves of Absences
  For purposes of this option, the Optionee's service does not terminate when the Optionee goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. The Optionee's service terminates active when the approved leave ends, unless the Optionee immediately returns to active work. However, these leaves will no be counted as working days as mentioned in Item 1.3. The Company determines which leaves count for this purpose.

5.     No Transfer of the Stock Option

  5.1
  Prior to the Optionee's death, only the Optionee may exercise this option. The Optionee cannot transfer or assign this option. For instance, the Optionee may not sell this option or

4

    use it as security for a loan. If the Optionee attempt to do any or, dispose this option will immediately become invalid. The Optionee may, however, dispose of this option in the Optionee's will.

  5.2
  Regardless of any marital property settlement agreement the Company is not obligated to honor a notice of exercise from the Optionee's former spouse nor is the Company obligated to recognize former spouse's interest of the Optionee in option of the Optionee in any other way.

6.     No Retention Rights

The Optionee's option or this Agreement do not give the Optionee the right to be retained by the Company or its subsidiaries in any capacity. The Company and its subsidiaries reserve the right to terminate the Optionee's service at any time, with or without cause.

7.     Stockholder Right and Adjustments

  7.1
  The Optionee or estate or heirs of the Optionee, have no rights as a stockholder of the Company until a stock certificate for the Optionee's option shares has been issued.

  7.2
  No adjustments are made for dividends or other rights if the applicable record date occurs before the Optionee's stock certificate is issued, except as described in the Plan.

  7.3
  In the event of a stock split, a stock dividend or a similar change in stock, the number of shares covered by this option and the exercise price per share specified in the Notice may be adjusted pursuant to the Plan.

8.     Applicable Law

  8.1
  This Agreement will be interpreted and enforced under the laws of the State of California.

9.     Priority of the Agreement

This Agreement and the Plan constitute the entire understanding between the Optionee and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

10.   Confidentiality

The Optionee fully understands the purpose and the function of the Plan and promises to keep all information absolutely confidential. The Optionee also fully understands the disclose of the information listed on the Notice for the Optionee to other employees may course the termination of the option.

By signing the cover sheet of this Agreement, the Optionee agrees to all of the terms and conditions described above and in the Plan.

5

Agreement of Amphastar-IMS Employee Incentive Plan, 2001

This Agreement (the "Agreement") is made and entered on 05/18/2001, by and between the Optionee and Amphastar Pharmaceuticals, Inc. (the "Company") for Amphastar-IMS Employee Incentive Plan, 2001 (the "Plan"). The Agreement becomes effective only after the cover page, The Notice and Agreement of Grant of Stock Options for Amphastar-IMS Employee Incentive Plan, 2001 (the "Notice") is signed by both the Optionee and the Company and each page of the Agreement is initialed by the Optionee.

1.     The Internal Revenue Code

        This option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code and will be interpreted accordingly.

2.     The Exercise Active Date

  2.1
  Basic Definition of The Exercise Active Date
  The Exercise Active Date is originally specified in the Notice.

  2.2
  The Exercise Active Date and IPO
  Due to the fact that all Amphastar stocks in account reserved for this plan are restricted stocks, in case that the Amphastar Initial Public Offering (IPO) date is later than the Exercise Active Date specified in Item 2.1, the Active Date will be automatically postponed to the IPO Date plus six more months for document preparation.

  2.3
  Working Days and the Exercise Active Date
  If the Optionee's working days during this three years period, and starting from the Date of Vesting Begins, specified in the Notice, is less than 720 days, the Exercise Active Date per Item 2.1 and 2.2, will be postponed correspondingly. A working day is defined as a minimum 7.5 working hours in a calendar day.

3.     The Exercise of Stock Option

  3.1
  The Exercise Period
  This stock option can be exercised only within the Excise Period, which is defined on or after the Exercise Active Date as specified in Item 2.1 to 2.3 of this Agreement, but before U.S.A. Pacific Time 17:00 of the Exercise Expiration Date, as given in the Notice and specified in Section 4 of the Agreement, in Amphastar Pharmaceuticals, Inc. (the Company) at 11570 Sixth St., Rancho Cucamonga, CA 91730. Within the first year of the Exercise Period, 50% of the shares granted can be exercised. The second 50% of the shares granted here can be exercised only one year after the Active Date.

  3.2
  The Person to Exercise the Option
  In general only the Optionee oneself can exercise the stock option. If someone else wants to exercise this option after Optionee's death, that person must prove to the Company satisfaction that he or she is entitled to do so.

  3.3
  Types to Exercise
  In principle, there are two types of exercise: same-day-exercise and buy-out. The type of exercise that the Optionee has right to use is specified on the Notice.

  3.3.1
  Same-Day-Exercise
  For this type of exercise the Optionee actually consume the stock option, fully or partially, and will receive a payment. Practically, this type of exercise is equivalent to

      "selling the option right (fully or partially)". The Optionee will be paid based on the price difference and the number of shares exercised per the following formula:

A=(P-P0)×N

      where P is the stock marketing price at U.S.A. Pacific time 12:00 (noon) on the date the Optionee submits the notice of exercise to the office of stock affairs of the Company,
      P0 is the option price specified on the Notice,
      N is the number of shares to be exercised, and
      A is the payment the Optionee will received.
      The Optionee will receive the payment within 10 working days.

    3.3.2
    Buy-Out
    3.3.2.1
    For this type of exercise the Optionee consumes the stock option, fully or partially, and submits a payment, then the Optionee will receive a stock certificate of Amphastar Pharmaceuticals, Inc.

    3.3.2.2
    When the Optionee submits the exercise form for buy-out, the Optionee must include payment of the option price for the shares the Optionee is purchasing:

B=P0×N

        where P0 is the option price specified on the Notice,
        N is the number of shares to be exercised, and
        B is the payment the Optionee should pay.

      3.3.2.3
      Payment may be made in one of the following forms: the Optionee's personal check, a cashiers check or a money order.

      3.3.2.4
      Certificates for Amphastar stock that the Optionee will owned through the Plan are restricted stocks. The Optionee will follow all related rules for restricted stocks.

      3.3.2.5
      Restrictions on Resale: by signing this Agreement, the Optionee agrees not to sell any option shares at a time when applicable laws or policies prohibit a sale. This restriction will apply as long as the Optionee is an employee of the Company or its subsidiary.

  3.4
  Notice of Exercise
  3.4.1
  When the Optionee wishes to exercise this option, the Optionee must submit a notice of exercise, the exercise form provided by the Company, by himself/herself at the following address:

Office of Stock Affairs
11570 Sixth St., Rancho Cucamonga, CA 91730

    3.4.2
    Facsimiles are not acceptable.

    3.4.3
    The Optionee's exercise form must specify how many shares (minimum 100 shares for each exercise) the Optionee wishes to exercise.

    3.4.4
    If the Optionee is offered a buy-out option and the Optionee is going to use the option, the Optionee should specify on the exercise notice how the shares should be registered, e.g. in the Optionee's name only or in the names of the Optionee and the Optionee's spouse as community property or as joint tenants with right of survivorship.

    3.4.5
    The notice for exercise will be effective when it is received by the Company.

  3.5
  Restrictions on Exercise
  The Company will not permit the Optionee to exercise this option if the issuance of shares at that time would violate any law or regulation.

  3.6
  Withholding Taxes
  The Optionee will not be allowed to exercise this option unless the Optionee makes acceptable arrangements to pay the withholding taxes that will be due as a result of the option exercise.

4.     Termination

  4.1
  Termination before Exercise Active Date
  If the Optionee's service as an employee, director, consultant or advisor of Amphastar (or any subsidiary) terminates for any reason except death or total and permanent disability, before the Exercise Active Date, then the Optionee's option will expire.

  4.2
  Termination within one year after Exercise Active Date
  If the Optionee's service as an employee, director, consultant or advisor of Amphastar (or any subsidiary) terminates for any reason except death or total and permanent disability, within one year after the Exercise Active Date, then the 50% of Optionee's option will expire immediately and 50% of Optionee's option will expire at U.S.A. Pacific Time 17:00 on the 30th calendar days after the Optionee's termination date in Amphastar Pharmaceuticals, Inc. at 11570 Sixth St., Rancho Cucamonga, CA 91730.

  4.3
  Termination more than one year after Exercise Active Date
  If the Optionee's service as an employee, director, consultant or advisor of Amphastar (or any subsidiary) terminates for any reason except death or total and permanent disability, on or after the Exercise Active Date, then the Optionee's option will expire at U.S.A. Pacific Time 17:00 on the 30th calendar days after the Optionee's termination date in Amphastar Pharmaceuticals, Inc. at 11570 Sixth St., Rancho Cucamonga, CA 91730.

  4.4
  Termination Due to Death
  If the Optionee dies as an employee, director, consultant, or advisor of Amphastar or one of its subsidiaries, then the Optionee's option will expire at US.A. Pacific Time 17:00 on the date six months after the date of death or on the date six months after the Exercise Active Date, whichever is later, in Amphastar Pharmaceuticals, Inc. at 11570 Sixth St., Rancho Cucamonga, CA 91730. During six-month period, the Optionee's estate heirs may exercise the Optionee's option.

  4.5
  Termination Due to Total and Permanent Disability
  If the Optionee's service as an employee, director, consultant or advisor of Amphastar or one of its subsidiary, terminates because of the Optionee's total and permanent disability, then the Optionee's option will expire at U.S.A. Pacific Time 17:00 on the date six months after the date of termination or on the date six months after the Exercise Active Date, whichever is later, in Amphastar Pharmaceuticals, Inc. at 11570 Sixth St., Rancho Cucamonga, CA 91730. The status of total and permanent disability must be proved by two doctors. During six-month period, the Optionee's spouse or relatives or friends may exercise the Optionee's option with doctor's written reports.

  4.6
  Termination and Leaves of Absences
  For purposes of this option, the Optionee's service does not terminate when the Optionee goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. The Optionee's service terminates active when the approved leave ends, unless the Optionee immediately returns to active work. However, these leaves will no be counted as working days as mentioned in Item 1.3. The Company determines which leaves count for this purpose.

5.     No Transfer of the Stock Option

  5.1
  Prior to the Optionee's death, only the Optionee may exercise this option. The Optionee cannot transfer or assign this option. For instance, the Optionee may not sell this option or use it as security for a loan. If the Optionee attempt to do any or, dispose this option will immediately become invalid. The Optionee may, however, dispose of this option in the Optionee's will.

  5.2
  Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from the Optionee's former spouse nor is the Company obligated to recognize former spouse's interest of the Optionee in option of the Optionee in any other way.

6.     No Retention Rights

The Optionee's option or this Agreement do not give the Optionee the right to be retained by the Company or its subsidiaries in any capacity. The Company and its subsidiaries reserve the right to terminate the Optionee's service at any time, with or without cause.

7.     Stockholder Right and Adjustments

  7.1
  The Optionee or estate or heirs of the Optionee, have no rights as a stockholder of the Company until a stock certificate for the Optionee's option shares has been issued.

  7.2
  No adjustments are made for dividends or other rights if the applicable record date occurs before the Optionee's stock certificate is issued, except as described in the Plan.

  7.3
  In the event of a stock split, a stock dividend or a similar change in stock, the number of shares covered by this option and the exercise price per share specified in the Notice may be adjusted pursuant to the Plan.

8.     Applicable Law

  8.1
  This Agreement will be interpreted and enforced under the laws of the State of California.

9.     Priority of the Agreement

This Agreement and the Plan constitute the entire understanding between the Optionee and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

10.   Confidentiality

The Optionee fully understands the purpose and the function of the Plan and promises to keep all information absolutely confidential. The Optionee also fully understands the disclose of the information listed on the Notice for the Optionee to other employees may course the termination of the option.

Only by signing the Notice sheet, and initial on each page of this Agreement, this offering of stock option becomes valid and shows the Optionee agrees to all of the terms and conditions described above and in the Plan.

QuickLinks

Exhibit 10.2